UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

Fauquier Bankshares, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-25805	54-1288193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Courthouse Square, Warrenton, Virginia	20186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 347-2700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par value $3.13 per share	FBSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 25, 2021, Fauquier Bankshares, Inc. (the “Company”) held a special meeting of the Company’s shareholders (the “Special Meeting”). There were 3,798,561 of the Company’s common stock outstanding on the record date and entitled to vote at the Special Meeting, and 3,086,038.61 shares were represented in person or by proxy, which constituted a quorum to conduct business at the Special Meeting.

The Company’s shareholders voted on the following: (1) a proposal to approve the Agreement and Plan of Reorganization, dated as of September 30, 2020, between Virginia National Bankshares Corporation (“Virginia National”) and the Company, including the related Plan of Merger, pursuant to which Fauquier will merge with and into Virginia National (the “Merger Proposal”); (2) a proposal to approve, in a non-binding advisory vote, certain compensation that may become payable to Fauquier’s named executive officers in connection with the merger (the “Compensation Proposal”); and (3) a proposal to adjourn the special meeting to a later date or dates, if necessary, to solicit additional proxies to establish a quorum or approve the Merger Proposal (the “Adjournment Proposal”). The Company’s shareholders approved each of the proposals.

The final voting results for each proposal were as follows:

	For	Against	Abstain	Broker Non-Vote
Proposal 1 – Merger Proposal	2,626,478.45	433,907.57	25,652.59	0
Proposal 2 – Compensation Proposal	2,191,972.95	769,519.68	124,545.97	0
Proposal 3 – Adjournment Proposal	2,576,283.82	486,917.19	22,837.60	0

Item 8.01	Other Events.

On March 26, 2021, the Company and Virginia National issued a joint press release announcing that shareholders of both the Company and Virginia National, at separate special meetings, approved the merger of the Company with and into Virginia National. The joint press release announcing these shareholder approvals is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Joint Press Release dated March 26, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

Date: March 26, 2021	By:	/s/ Marc J. Bogan
Marc J. Bogan
President and Chief Executive Officer